Exhibit 10.1

GEOVAX LABS, INC.

Term Promissory Note

Face Amount: $________________	December 27, 2018
New York, NY

FOR VALUE RECEIVED, the undersigned, Geovax Labs, Inc. (the “Borrower”), promises to pay to the order of Sabby Volatility Warrant Master Fund, Ltd., its successors or assigns (the “Holder”), $__________ (the “Face Amount”) by January 22, 2019 (the “Maturity Date”) or as otherwise provided in accordance with the terms of this Term Promissory Note (the “Note”), together with accrued but unpaid interest, as provided herein.

Section 1.         Maturity. Subject to the prepayment provisions contained in Section 3 hereof, the Face Amount, along with any accrued but unpaid interest thereon, shall be repaid in cash on the Maturity Date or as otherwise provided herein.

Section 2.            [RESERVED]

Section 3.            Prepayment.

(a)         Optional Prepayment. So long as this Note is outstanding, the Borrower may at any time prepay any portion of the outstanding Face Amount.

(b)      Mandatory Prepayment. In the event that the Borrower consummates any private or public offering of securities or other financing or capital-raising transaction of any kind (the “Offering”), within five (5) business days after the closing of the Offering, the Borrower shall make payment to the Holder, from up to 100% of the proceeds of such Offering, of an amount in cash equal to the sum of the then outstanding Face Amount.

Section 4.           Transferability. This Note and any of the rights granted hereunder are freely transferable or assignable by the Holder, in whole or in part, in its sole discretion but with notice to the Borrower as set forth in the preamble hereto.

Section 5.            Event of Default.

(a)        In the event that any one of the following events shall occur (whatever the reason and whether it shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body), it shall be deemed an “Event of Default” hereunder:

(i)     any default in the payment of the outstanding Face Amount to the Holder in respect of the Note, as and when the same shall become due and payable (whether on the Maturity Date, any prepayment date pursuant to Section 3 hereof or as otherwise provided herein) which default is not cured within seven (7) business days;

(ii)     the Borrower shall fail to observe or perform any other material covenant, agreement or warranty contained in, or otherwise commit any breach or default of, any provision of this Note, which default is not cured within the earlier to occur of (A) seven (7) business days after notice of such failure sent by the Holder to the Borrower and (B) ten (10) business days after the Borrower has become or should have become aware of such failure;

(iii)     there shall be a breach of any of the representations and warranties set forth in this Note, or any report, financial statement or certificate made or delivered to the Holder pursuant hereto or thereto shall be untrue or incorrect in any material respect as of the date when made or deemed made, which default is not cured within seven (7) business days;

(iv)     the Borrower or any of its subsidiaries shall default on any of its obligations under any mortgage, credit agreement or other facility, indenture agreement, factoring agreement or other instrument under which there may be issued, or by which there may be secured or evidenced, any indebtedness for borrowed money or money due under any long term leasing or factoring arrangement that (A) involves an obligation greater than $50,000 whether such indebtedness now exists or shall hereafter be created, and (B) results in such indebtedness becoming or being declared due and payable prior to the date on which it would otherwise become due and payable;

(v)     the Borrower or any of its subsidiaries shall: (A) apply for or consent to the appointment of a receiver, trustee, custodian or liquidator of it or any of its properties, (B) admit in writing its inability to pay its debts as they mature, (C) make a general assignment for the benefit of creditors, (D) be adjudicated as bankrupt or be the subject of an order for relief under Title 11 of the United States Code or any bankruptcy, reorganization, insolvency, readjustment of debt, dissolution or liquidation law or statute of any other jurisdiction or foreign country, or (E) file a voluntary petition in bankruptcy, or a petition or an answer seeking reorganization or an arrangement with creditors or to take advantage or any bankruptcy, reorganization, insolvency, readjustment of debt, dissolution or liquidation law or statute, or an answer admitting the material allegations of a petition filed against it in any proceeding under any such law, or (F) take or permit to be taken any action in furtherance of or for the purpose of effecting any of the foregoing;

(vi)     if any order, judgment or decree shall be entered, without the application, approval or consent of the Borrower or any of its subsidiaries, by any court of competent jurisdiction, approving a petition seeking liquidation or reorganization of the Borrower or any of its subsidiaries, or appointing a receiver, trustee, custodian or liquidator of the Borrower or any of its subsidiaries, or of all or any substantial part of its assets, and such order, judgment or decree shall continue unstayed and in effect for any period of sixty (60) days;

(vii)     the occurrence of any levy upon or seizure or attachment of, or any uninsured loss of or damage to, any property of the Borrower or any of its subsidiaries having an aggregate fair value or repair cost (as the case may be) in excess of $100,000 individually or in the aggregate, and any such levy, seizure or attachment shall not be set aside, bonded or discharged within thirty (30) days after the date thereof; or

(viii)     any monetary judgment, writ or similar final process shall be entered or filed against the Borrower, any of its subsidiaries or any of their respective property or other assets for more than $50,000, and such judgment, writ or similar final process shall remain unvacated, unbonded or unstayed for a period of forty-five (45) calendar days.

(b)     Remedies Upon Event of Default. If any Event of Default occurs, then the outstanding Face Amount, accrued but unpaid interest, liquidated damages and other amounts owing in respect thereof through the date of acceleration, shall become, at the Holder’s election, immediately due and payable in cash at the Mandatory Default Amount (as defined below). “Mandatory Default Amount” means the payment of one hundred and twenty-five (125%) of the outstanding Face Amount and accrued and unpaid interest hereon, in addition to the payment of all other amounts, costs, expenses and liquidated damages due in respect of this Note. After the occurrence of any Event of Default that results in the eventual acceleration of this Note, the interest rate on this Note shall accrue at an additional interest rate equal to the lesser of 1.5% per month (18% per annum) or the maximum rate permitted under applicable law (the “Default Rate”). The Default Rate shall be computed from the occurrence of the Event of Default until the date upon which the Event of Default is cured. Upon the payment in full of the Mandatory Default Amount, the Holder shall promptly surrender this Note to or as directed by the Borrower. In connection with such acceleration described herein, the Holder need not provide, and the Borrower hereby waives, any presentment, demand, protest or other notice of any kind, and the Holder may immediately and without expiration of any grace period enforce any and all of its rights and remedies hereunder and all other remedies available to it under applicable law. Such acceleration may be rescinded and annulled by the Holder at any time prior to payment hereunder and the Holder shall have all rights as a holder of the Note until such time, if any, as the Holder receives full payment pursuant to this Section 5(b). No such rescission or annulment shall affect any subsequent Event of Default or impair any right consequent thereon.

(c)     Upon the occurrence of an Event of Default, in addition to the Mandatory Default Amount, the Holder shall be entitled to recover all of its costs, fees (including without limitation, reasonable attorney’s fees and disbursements), and expenses relating to the collection and enforcement of this Note.

(d)     The failure of the Holder to exercise any of its rights hereunder in any particular instance shall not constitute a waiver of the same or of any other right in that or any subsequent instance with respect to the Holder or any subsequent holder. The Holder need not provide, and the Borrower hereby waives, any presentment, demand, protest or other notice of any kind, and the Holder may immediately and without expiration of any grace period enforce any and all of its rights and remedies hereunder and all other remedies available to it under applicable law. The remedies available to the Holder upon the occurrence of an Event of Default shall be cumulative.

(e)     Notwithstanding anything herein to the contrary, in the event that the Borrower undertakes any financing, restructuring or exchange of its securities for other securities of the Borrower, the Holder shall also have the right to exchange all or part of this Note (in lieu of cash or in-kind payment) into such other securities of the Borrower; provided that the Borrower shall not effect any exchange of this Note, and a Holder shall not have the right to exchange any portion of this Note, to the extent that after giving effect to such exchange, the Holder (together with the Holder’s affiliates, would beneficially own in excess of 4.9% of the Borrower’s issued and outstanding shares of common stock on the date of such exchange. Beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder.

Section 6.       Negative Covenants. As long as any portion of this Note remains outstanding, the Borrower shall not, and shall not permit any of the Subsidiaries to, directly or indirectly:

(a)     enter into, create, incur, assume, guarantee or suffer to exist any indebtedness for borrowed money of any kind, including, but not limited to, a guarantee, on or with respect to any of its property or assets now owned or hereafter acquired or any interest therein or any income or profits therefrom;

(b)     enter into, create, incur, assume or suffer to exist any Liens of any kind, on or with respect to any of its property or assets now owned or hereafter acquired or any interest therein or any income or profits therefrom;

(c)     amend its charter documents, including, without limitation, its certificate of incorporation and bylaws, in any manner that materially and adversely affects any rights of the Holder;

(d)     repay, repurchase or offer to repay, repurchase or otherwise acquire more than a de minimis number of shares of its equity;

(e)     repay, repurchase or offer to repay, repurchase or otherwise acquire any Indebtedness, other than the Note if on a pro-rata basis, other than regularly scheduled principal and interest payments as such terms are in effect as of the date of this Note;

(f)     pay cash dividends or distributions on any equity securities of the Borrower;

(g)    enter into any transaction with any affiliate of the Borrower which would be required to be disclosed in any public filing with the Commission, including the issuance of any equity (other than an Exempt Issuance as defined in the Purchase Agreement) or special voting rights and the like;

(h)     undertake an issuance of securities pursuant to Sections 3(a)(9) or 3(a)(10) of the Securities Act of 1933, as amended; or

(i)     enter into any agreement with respect to any of the foregoing.

Section 7.     Notices. Any and all notices, service of process or other communications or deliveries required or permitted to be given or made pursuant to any of the provisions of this Note shall be in writing and shall be deemed given and effective on the earliest of: (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number or by email attachment at the email address set forth below at or prior to 5:30 p.m. (New York City time) on a business day, (b) the next business day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number or by email attachment at the email address set forth below on a day that is not a business day or later than 5:30 p.m. (New York City time) on any business day, (c) the second (2nd) business day following the date of mailing, if sent by a U.S. nationally recognized overnight courier service or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the records of the Borrower, or such other facsimile number, email address or address as may be given by the parties in accordance with the notice provisions hereof.

Section 8.     Usury. This Note is hereby expressly limited so that in no event whatsoever, whether by reason of acceleration of maturity of the loan evidenced hereby or otherwise, shall the amount paid or agreed to be paid to the Holder hereunder for the loan, use, forbearance or detention of money exceed that permissible under applicable law. If at any time the performance of any provision of this Note or of any other agreement or instrument entered into in connection with this Note involves a payment exceeding the limit of the interest that may be validly charged for the loan, use, forbearance or detention of money under applicable law, then automatically and retroactively, ipso facto, the obligation to be performed shall be reduced to such limit, it being the specific intent of the Borrower and the Holder that all payments under this Note are to be credited first to interest as permitted by law, but not in excess of (a) the agreed rate of interest set forth herein or therein or (b) that permitted by law, whichever is the lesser, and the balance toward the reduction of the outstanding Face Amount. The provision of this Section 7 shall never be superseded or waived and shall control every other provision of this Note and all other agreements and instruments between the Borrower and the Holder entered into in connection with this Note. To the extent permitted by applicable law, the Borrower waives any right to assert the defense of usury. Furthermore, for the avoidance of doubt, the Borrower covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law or other law which would prohibit or forgive the Borrower from paying all or any portion of the Face Amount or interest on this Note as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this Note, and the Borrower (to the extent it may lawfully do so) hereby expressly waives all benefits or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impede the execution of any power herein granted to the Holder, but will suffer and permit the execution of every such power as though no such law has been enacted.

Section 9.     Governing Law; Waiver of Jury Trial. This Note and the provisions hereof are to be construed according to and are governed by the laws of the State of New York, without regard to principles of conflicts of laws thereof. Each party hereto hereby agrees that all legal proceedings concerning the interpretation, enforcement and defense of the transactions contemplated by this Note and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, partners, members, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York, Borough of Manhattan. Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any action, suit or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, or that such court is improper or is an inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such action, suit or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Note and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by applicable law. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION, PROCEEDING, CLAIM OR COUNTERCLAIM, WHETHER IN CONTRACT OR TORT, AT LAW OR IN EQUITY, ARISING OUT OF OR IN ANY WAY RELATING TO THIS NOTE.

Section 10.     Successors and Assigns. Subject to applicable securities laws, this Note and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors of the Borrower and the successors and assigns of the Holder.

Section 11.     Payment of Legal Fees. All costs of collection, including any legal fees associated with this Note, will be paid by the Borrower.

Section 12.     Amendment. This Note may be modified or amended or the provisions hereof waived only with the written consent of the Holder and the Borrower.

Section 13.     Severability. Wherever possible, each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Note.

Section 14.     Next Business Day. Whenever any payment or other obligation hereunder shall be due on a day other than a business day, such payment shall be made on the next succeeding business day.

Section 15.     Headings. The headings contained herein are for convenience only, do not constitute a part of this Note and shall not be deemed to limit or affect any of the provisions hereof.

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IN WITNESS WHEREOF, the Borrower has caused this Note to be executed by a duly authorized officer as of the date first above indicated.

geovax labs, inc

By:
Name:
Title:

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